EXHIBIT 10.6

           CONTRAT D' ACQUISITION DU MATERIEL CARTIS ET DES DROITS DE
                          FABRICATION DU PROCEDE CARTIS


Le present contrat est conclu entre




D'une part,

La societe ADVANCED TECHNOLOGIES DEVELOPMENT COMPANY LIMITED, ayant son siege social suite A, Regal House, Queensway GIBRALTAR, enregistree a Gibraltar sous le numero 147065, representee par Monsieur Herve Gallion, ayant tous pouvoirs [a] cet effet

                     Ci-apres denommee ATD

Et d'autre part,

La societe CARTIS Inc. ayant son siege a Palm Beach, 265 Sunrise Av. 33480 representee par Mr Cyril Heitzler autorise par une resolution de son Board of Directors en date du 21 fevrier 2000 lui donnant tous puovoirs la signature de se contrat.

                     Ci-apres denommee Cartis Inc.

           Il est prealablement etabli ce qui suit :

Il a ete signe en date du 15 octobre 1998, un contrat entre ATD repesente par Herve Gallion et la societe CEFCA representee par son Gerant Cyril Heitzler. Ce contrat avait pour objet la prestation de service et de fourniture exclusive des reacteurs destines a la fabrication du Produit appele CARTIS.

En accord avec les termes de l'article 17 de ce susmentionne, ATD at Cartis Inc ont decide par un acte signe en date du 21 fevrier 2000 d'annuler de facon irrevocablee et definitive ce contrat du 15 Octobre 1998.

Il a ete signe en date du 15 octobre 1998, un contrat entre ATD representee par Herve Gallion et la societe Cartis International Ltd representee par Cyril Heitzler et Philippe Dardel. Ce contrat avait pour objet la fourniture exclusive des produits CARTIS.

En accord avec les termes de'article 18 du contrat susmentionne, ATD et Cartis Internaional Ltd ont decide par un acte signe en date du 21 ferier 2000 d'annuler de facon irrevocable et definitive ce contrat du 15 Octobre 1998.

Les deux precedents contrats ci-dessus mentionnes sont donc annules de facon definitive et remplaces selon les termes et modalites definies dans la presente convention.

Ceci etabli, il a ete convenu ce qui suit :

1/ ADT desormais libre de toute engagement, cede a Cartis Inc. de facon irrevocable et inconditionelle la pleine propriete en fruit et unsufruit du materiel jusqu'a present utilise par CEFCA pour la fabrication du produit Cartis. Le materiel est detenu dans les locaux de CEFCA et restera pour son exploitaion future dans les locaux de CEFCA.

2/ Le material vise dans l'article 1 de la presente convention est detaille dans l'annexe 4 du present contrat.

3/ A compter de ce jour, le materiel vise a l'article 2 de la presente convention devient propriete exclusive de Cartis Inc qui acquiert par la meme tous les droits technologiques relatifs a ce materiel.

4/ Cartis Inc. sera en charge d'assurer la maintenance, l'entretien et le developpement futur des machines visees dans la presente convention.

5/ ADT cede egalement a Cartis Inc. la pleine et entiere propriete de droits technologiques y afferants des moules et pieces electroniques decrits dans l'annexe 5 de la presente convention.

6/ Dans le cadre de l'execution de la presente convention ATD declare qu'elle n'a aucun contrat ou engagement relatif a la fabrication du produit ou des appareils Cartis ou relatif a la detention du materiel transfere ce jour.

7/ En contrepartie de l'acquisition par Cartis Inc. du materiel et des droits ci-dessus enumeres, le Board of Directors de Cartis Inc a, par une resolution signee en date du 21 fevrier 2000 et consituant l'annexe 6 de ce present contrat, emis au profit de ADT 3'000'000 (trois millions) d'actions de Cartis Inc sous la legende de la regle 144.

8/ Ce present contrat rend nul et non avenu toute convention, tout engagement ou autres qu'ATD aurait pu asser au regard de tous droits relatifs au materiel vise par la presente convention ou a la fabrication des Produits Cartis.

9/ Tout litige regardant l'execution de la presente convention sera de la competence exclusive des tribunaux de l'etat de Floride.

Fait a Palm Beach (FL) en deux examplaires, le 21 fevrier 2000

Pour ATD                                            Pour Cartis Inc
Herve Gallion                                       Cyril Heitzler

/s/ Herve Gallion                                   /s/ Cyril Heitzler
--------------------                                --------------------


Ce contrat est signe et paraphe de meme que les 6 annexes